UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21357

Franklin Limited Duration Income Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end: _3/31__

Date of reporting period:  9/30/14__

Item 1. Reports to Stockholders.

Semiannual Report

September 30, 2014

Franklin Limited Duration Income Trust

Formerly, Franklin Templeton Limited Duration Income Trust

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Semiannual Report
Franklin Limited Duration
Income Trust	1
Performance Summary	6
Annual Shareholders’ Meeting	7
Dividend Reinvestment Plan	8
Financial Highlights and
Statement of Investments	10
Financial Statements	27
Notes to Financial Statements	30
Shareholder Information	40

Semiannual Report

Franklin Limited Duration Income Trust

(formerly, Franklin Templeton Limited Duration Income Trust)

This semiannual report for Franklin Limited Duration Income Trust covers the period ended September 30, 2014.

Your Fund’s Goals and Main Investments

The Fund seeks to provide high, current income, with a secondary objective of capital appreciation to the extent possible and consistent with the Fund’s primary objective, through a portfolio consisting primarily of high yield corporate bonds, floating rate corporate loans and mortgage- and other asset-backed securities.

Performance Overview

For the six months under review, the Fund had cumulative total returns of +0.85% based on net asset value and -2.20% based on market price. Net asset value decreased from $14.36 per share on March 31, 2014, to $14.09 at period-end, and the market price decreased from $13.05 to $12.38 over the same period. You can find the Fund’s long-term performance data in the Performance Summary on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The U.S. economy continued to show signs of recovery during the six-month period ended September 30, 2014. Economic activity rebounded strongly in the second quarter of 2014, after a weather-related contraction in the first quarter, with growth arising largely from an expanded manufacturing sector and increased personal consumption, business inventory and capital investment, and exports. Retail sales rose at a modest pace that missed consensus expectations for most of the period under review. The housing market improved as home prices rose and mortgage rates generally moderated. The unemployment rate declined to 5.9% in September 2014 from 6.7% in March.1 Inflation, as measured by the Consumer Price Index, was subdued for the period.

The U.S. Federal Reserve Board (Fed) continued to reduce its asset purchases during the six-month period based on its view that underlying economic strength could support improvement in labor market conditions. In September 2014, the Fed indicated it planned to maintain its near-zero interest rate policy for a “considerable time” after its bond-buying program likely ends in October. The Fed also noted that inflation remained below its unofficial 2% target. Fed actions to normalize monetary policy remained dependent on economic performance, and the Fed lowered its U.S. economic growth projections in September.

1. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 11.

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The 10-year Treasury yield declined from 2.73% at the beginning of the period to 2.52% on September 30, 2014, as investors shifted to less risky assets given the crises in Ukraine and the Middle East, record low bond yields and weak economic data in Europe, and lower Treasury issuance.

Investment Strategy

We invest in a diversified mix of fixed income securities, primarily high yield corporate bonds, senior secured floating rate corporate loans, and mortgage- and other asset-backed securities. Our top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited duration, or interest rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund’s fixed income portfolio. Within the corporate bond and corporate loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed securities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, potential pricing inefficiencies and underlying collateral characteristics.

Dividend Distributions*
4/1/14–9/30/14
	Dividend per
Month	Common Share (cents)
April	7.3
May	7.3
June	6.2	**
July	6.2
August	6.2
September	6.2
Total	39.4
*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**The decline in the distribution reflects a change in the tax treatment of certain security transactions.

Manager’s Discussion

The six-month period under review was characterized by volatility in financial markets and interest rates, as investors assessed signs of economic weakness across the globe and contemplated an eventual increase in U.S. short-term interest rates. The 10-year Treasury yield fluctuated but generally declined during the period, starting at 2.73% and ending at 2.52%.

Stock markets also experienced some volatility, with the Standard & Poor’s® 500 Index experiencing some dramatic declines during April, July and August but gaining a robust 6.42% for the six months ended September 30, 2014.2 Fixed income markets generated more modest positive returns, with higher quality asset classes generally outperforming lower

2. Source: Morningstar.
The index is unmanaged and includes reinvestment of income and distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIMITED DURATION INCOME TRUST

quality asset classes. Mortgage-backed securities returned +2.59%, followed by leveraged loans at +1.12% and high yield corporate bonds at +0.42%, as measured by the Barclays U.S. Mortgage-Backed Securities (MBS),2 Credit Suisse Leveraged Loan (CS LLI)3 and Credit Suisse (CS) High Yield3 Indexes, respectively. Over the course of the period we increased our exposure to asset-backed securities and high yield corporate bonds, while reducing our exposure to leveraged loans and the MBS sector.

High Yield Corporate Bonds

Although credit fundamentals remained favorable, high yield corporate bonds generated a below-coupon +0.42% return for the semiannual period, as measured by the CS High Yield Index.3 Much of the pressure on high yield returns came from technical factors, as large investor outflows in early August and again in mid-September caused a pronounced market downturn. As opposed to many historical periods of weakness, the recent period did not reflect concerns of an elevated default level. Although it is too soon to tell about September, the August outflows quickly reversed and the market soon rebounded. The September downturn was exacerbated by robust new issuance after the summer seasonal break, as well as by weakness in the energy sector, which has the highest industry weighting in the CS High Yield Index. During the period, bonds rated BB or above generated the best returns, while B-rated bonds performed in line with the CS High Yield Index and CCC-rated bonds generated negative returns. Overall, despite declining Treasury yields, the average yield of the CS High Yield Index increased 100 basis points (100 basis points equal one percentage point), as spreads widened from 4.1% to 4.9% above Treasuries,3 and the average bond price declined from 104.5 to 100.9. Despite recent volatility, credit fundamentals remained broadly supportive for high yield bonds. Given cheaper valuations over the course of the period, we slightly increased our exposure to high yield corporate bonds.

Floating Rate Corporate Loans

The volume of collateralized loan obligations (CLOs) reached record levels during the period, providing support to loan prices amid weakened demand from loan mutual funds. Despite such weaker demand because of outflows, record CLO issuance partially offset slower retail demand. The technical environment contributed to demand for loans in the lower tier of the market, including lower rated and defaulted issuers, and resulted in a total return of +1.12% for the overall market, as measured by the CS LLI.3 Although our underweighted allocation to lower tier loans detracted from relative performance, our loan selection within the upper tier of the market, including loans rated BB-/Ba3 or higher, contributed to returns compared to the index.

After months of record inflows into the asset class, loan mutual funds reported consistent outflows throughout the period. The negative flows occurred amid relatively low U.S. Treasury yields, possibly softening investor interest in the asset class as a potential hedge against rising interest rates. Moreover, volatile flows from the high yield bond market affected the loan market toward period-end as some crossover investors sold loans to meet redemptions or tactically shifted loan allocations toward bonds, in light of wider spreads in the high yield bond market.

As retail investors withdrew from the asset class, repricing and refinancing transactions in particular declined sharply, as fewer loans traded at significant premiums to par compared to previous periods. However, transactions related to mergers and acquisitions increased, expanding the loan market’s total size. In response to the dampened demand and increased supply, loan arrangers widened new-issue spreads to compensate for lower secondary market prices.

3. Source: Credit Suisse Group.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIMITED DURATION INCOME TRUST

Although the default rate by number of issuers declined during the period, the default rate by amount increased sharply as an electrical utility that was one of the largest leveraged buyouts in loan market history filed for bankruptcy. Despite the rise in the headline default rate, investors continued to expect a relatively benign default environment for loan issuers as fundamental conditions remained strong.

Mortgage-Backed and Asset-Backed Securities

Mortgages outperformed Treasuries, and valuations in the MBS sector stayed healthy during the period. Concerns arose about the source of demand for agency MBS when the Fed ends its asset buying program. Banks, mortgage REITs, overseas investors and domestic money managers would need to absorb MBS issuance after the Fed completes its asset buying program, which we expected to be in October. The favorable near-term supply and demand balance could continue to drive spreads somewhat tighter, but we believed current spreads offered limited opportunities and continued to concentrate on security selection. As interest rates and mortgage rates moved higher and mortgage credit remained constrained, actual prepayment activity stayed relatively low.

We shifted our MBS allocation to lower coupons during the period. Our heaviest exposure was in coupons in the 3.0% to 4.5% range as we decreased exposure to higher coupons in the 5.0% to 5.5% range. Outside conventional MBS, the Fund remained allocated to higher quality securitized sectors with strong credit fundamentals and continued to invest in asset-backed securities and commercial-mortgage backed securities (CMBS). The Fund maintained strong exposure to CMBS, including securities lower in capital structure, but over the period we increased allocation in higher quality, super-senior securities that we felt offered an attractive opportunity. Credit fundamentals showed signs of stabilization, yet we expected the commercial real estate landscape to remain challenged over the intermediate term. The MBS sector delivered positive total returns and outperformed Treasuries as well as the high yield corporate bond and corporate loan sectors.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LIMITED DURATION INCOME TRUST

Thank you for your continued participation in Franklin Limited Duration Income Trust. We look forward to serving your future investment needs.

Sincerely,

Portfolio Management Team

CFA® is a trademark owned by CFA Institute.

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FRANKLIN LIMITED DURATION INCOME TRUST

Performance Summary as of September 30, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares.

Share Prices
Symbol: FTF				9/30/14		3/31/14		Change
Net Asset Value (NAV)				$14.09		$14.36	-$	0.27
Market Price (NYSE MKT)				$12.38		$13.05	-$	0.67

Distributions
Dividend
Income

4/1/14–9/30/14				$0.3940

Performance[1]
		Cumulative Total Return[2]				Average Annual Total Return[2]
		Based		Based on		Based		Based on
		on NAV[3]		market price[4]		on NAV[3]		market price[4]
6-Month	+	0.85%		-2.20%	+	0.85%		-2.20%
1-Year	+	6.18%	+	1.53%	+	6.18%	+	1.53%
5-Year	+	56.09%	+	51.47%	+	9.31%	+	8.66%
10-Year	+	100.37%	+	86.93%	+	7.20%	+	6.46%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in lower rated bonds include higher risk of default and loss of principal. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. Figures are for common shares. As of 9/30/14, the Fund had leverage in the amount of 32.25% of the Fund’s total portfolio. The Fund employs leverage through the issuance of Auction Preferred Shares and purchase of Mortgage Dollar Rolls. The use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the Fund’s leverage may be offset by increased/decreased income from the Fund’s floating rate investments.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month returns have not been annualized.
3. Assumes reinvestment of distributions based on net asset value.
4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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Annual Shareholders’ Meeting

September 18, 2014

At an annual Meeting of Shareholders of the Fund held on September 18, 2014, shareholders approved the election of the following persons as Trustees of the Fund.

The results of the voting are as follows:

	Common &	% of			% of
	Preferred	Outstanding	% of	Withheld or	Outstanding	% of
Trustees	Shares For	Shares	Voted	Abstain	Shares	Voted

Sam Ginn	23,595,361.59	87.91%	97.54%	594,627.00	2.22%	2.46%

Larry D. Thompson	23,659,453.58	88.15%	97.81%	530,535.00	1.98%	2.19%

		% of			% of
	Preferred	Outstanding	% of	Withheld or	Outstanding	% of
Trustee	Shares For	Shares	Voted	Abstain	Shares	Voted

Rupert H. Johnson, Jr.	2,594.00	72.06%	98.26%	46.00	1.28%	1.74%

Note: Harris J. Ashton, Edith E. Holiday, Gregory E. Johnson, J. Michael Luttig, Frank A. Olson and John B. Wilson are Trustees of the Fund who are currently serving and whose terms of office continued after the meeting.

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Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions (Distributions) in shares of the Fund. BNY Mellon Investment Servicing (US) Inc. (Agent), P.O. Box 43006, Providence, RI 02940-3006, will act as your Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered. The complete Terms and Conditions of the Dividend Reinvestment Plan are contained in the Fund’s Dividend Reinvestment Plan Brochure. Participants may contact the Agent at the address above to obtain a copy of the Brochure.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent.

If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.

The market price of shares on a particular date shall be the last sales price on NYSE MKT, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

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DIVIDEND REINVESTMENT PLAN

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your account as soon as practicable, but not later than 60 days after the acquisition date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at (866) 340-2909. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.

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FRANKLIN LIMITED DURATION INCOME TRUST

Financial Highlights
	Six Months Ended
	September 30, 2014		Year Ended March 31,
	(unaudited)	2014	2013	2012	2011	2010
Per common share operating performance
(for a common share outstanding throughout
the period)
Net asset value, beginning of period	$14.36	$14.30	$13.82	$14.01	$13.48	$10.15
Income from investment operations:
Net investment income[a]	0.36	0.80	0.90	0.92	0.98	0.93
Net realized and unrealized gains (losses)	(0.21)	0.20	0.62	(0.04)	0.65	3.40
Dividends to preferred shareholders from net
investment income	(0.03)	(0.06)	(0.05)	(0.05)	(0.05)	(0.05)
Total from investment operations	0.12	0.94	1.47	0.83	1.58	4.28
Less distributions to common shareholders from net
investment income	(0.39)	(0.88)	(0.99)	(1.02)	(1.05)	(0.95)
Net asset value, end of period	$14.09	$14.36	$14.30	$13.82	$14.01	$13.48
Market value, end of period[b]	$12.38	$13.05	$14.82	$14.01	$13.14	$13.40

Total return (based on market value per share)[c]	(2.20)%	(5.85)%	13.41%	15.03%	6.25%	63.14%

Ratios to average net assets applicable to
common shares[d,e]
Expenses	1.12%[f,g]	1.12%[f,g]	1.13%	1.15%	1.14%	1.15%[f]
Net investment income	5.02%	5.65%	6.44%	6.73%	7.15%	7.47%

Supplemental data
Net assets applicable to common shares, end of
period (000’s)	$378,103	$385,388	$383,632	$370,095	$375,016	$360,798
Portfolio turnover rate	154.14%	318.57%	295.39%	302.18%	262.57%	220.09%
Portfolio turnover rate excluding mortgage
dollar rolls[h]	56.32%	137.85%	106.42%	106.49%	115.51%	66.07%
Asset coverage per preferred share	$77,518	$78,686	$79,157	$77,796	$76,096	$78,092
Liquidation preference per preferred share	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

aBased on average daily common shares outstanding.
bBased on the last sale on NYSE Amex.
cTotal return is not annualized for periods less than one year.
dBased on income and expenses applicable to both common and preferred shares.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hSee Note 1(f) regarding mortgage dollar rolls.

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FRANKLIN LIMITED DURATION INCOME TRUST

Statement of Investments, September 30, 2014 (unaudited)
	Country	Shares		Value
Common Stocks 0.1%
Materials 0.1%
NewPage Holdings Inc.	United States	3,000		$277,500
Transportation 0.0%†
[a]CEVA Holdings LLC	United Kingdom	112		123,354
Total Common Stocks (Cost $728,298)				400,854
Convertible Preferred Stocks 0.1%
Transportation 0.1%
[a]CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	6		9,300
[a]CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	243		267,025
Total Convertible Preferred Stocks
(Cost $369,948)				276,325

		Principal
		Amount*

Corporate Bonds 48.9%
Automobiles & Components 0.4%
The Goodyear Tire & Rubber Co., senior note, 6.50%, 3/01/21	United States	1,300,000		1,358,500
Banks 3.3%
[b]Bank of America Corp., junior sub. bond, M, 8.125% to 5/15/18,
FRN thereafter, Perpetual	United States	3,000,000		3,262,779
CIT Group Inc.,
4.25%, 8/15/17	United States	1,500,000		1,518,750
senior note, 5.00%, 5/15/17	United States	1,200,000		1,233,000
[c]senior note, 144A, 6.625%, 4/01/18	United States	500,000		538,125
[b]Citigroup Inc., junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter,
Perpetual	United States	1,300,000		1,292,398
[b]JPMorgan Chase & Co., junior sub. bond,
6.00% to 8/01/23, FRN thereafter, Perpetual	United States	1,500,000		1,483,125
V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	500,000		489,305
Royal Bank of Scotland Group PLC, sub. note, 6.125%,
12/15/22	United Kingdom	1,000,000		1,063,125
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	1,100,000	EUR	1,598,437
				12,479,044
Capital Goods 0.2%
[c,d]AECOM Technology Corp., senior note, 144A, 5.75%, 10/15/22	United States	400,000		405,000
[c]TransDigm Inc., senior sub. note, 144A, 6.00%, 7/15/22	United States	500,000		494,375
				899,375
Consumer Durables & Apparel 1.3%
KB Home, senior note,
4.75%, 5/15/19	United States	1,100,000		1,072,500
7.00%, 12/15/21	United States	1,100,000		1,149,500
[c]Taylor Morrison Communities Inc./Monarch Communities Inc.,
senior note, 144A,
7.75%, 4/15/20	United States	722,000		776,150
5.25%, 4/15/21	United States	500,000		490,000
Visant Corp., senior note, 10.00%, 10/01/17	United States	1,400,000		1,256,500
				4,744,650

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FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Consumer Services 2.1%
[c,d]1011778 BC ULC/New Red Finance Inc., secured note, second lien,
144A, 6.00%, 4/01/22	Canada	1,200,000	$1,198,500
[c]24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	900,000	837,000
Caesars Entertainment Operating Co. Inc., senior secured note,
11.25%, 6/01/17	United States	2,500,000	1,940,625
[c]Landry’s Inc., senior note, 144A, 9.375%, 5/01/20	United States	900,000	956,250
MGM Resorts International, senior note, 8.625%, 2/01/19	United States	2,500,000	2,831,500
			7,763,875
Diversified Financials 2.5%
[c]AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, senior
note, 144A, 5.00%, 10/01/21	Netherlands	600,000	596,250
Ally Financial Inc., senior note,
6.25%, 12/01/17	United States	2,000,000	2,150,000
4.75%, 9/10/18	United States	1,000,000	1,027,500
[c]Anna Merger Sub Inc., senior note, 144A, 7.75%, 10/01/22	United States	700,000	705,250
E*TRADE Financial Corp., senior note, 6.375%, 11/15/19	United States	800,000	844,000
[c]Nuveen Investments Inc., senior note, 144A, 9.125%, 10/15/17	United States	1,500,000	1,612,500
SLM Corp., senior note,
8.45%, 6/15/18	United States	1,400,000	1,578,500
5.50%, 1/15/19	United States	1,100,000	1,124,750
			9,638,750
Energy 11.3%
BreitBurn Energy Partners LP/BreitBurn Finance Corp., senior bond,
7.875%, 4/15/22	United States	1,000,000	1,017,500
[c,d]California Resources Corp., senior note, 144A, 5.50%, 9/15/21	United States	1,000,000	1,016,250
[c]CGG SA, senior note, 144A, 6.875%, 1/15/22	France	1,200,000	1,071,000
CHC Helicopter SA, senior secured note, first lien, 9.25%,
10/15/20	Canada	1,800,000	1,918,125
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	2,500,000	2,770,000
6.125%, 2/15/21	United States	1,000,000	1,092,500
Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	1,500,000	1,548,750
[c]Compressco Partners LP/Finance Corp., senior note, 144A, 7.25%,
8/15/22	United States	400,000	402,000
[c]CONSOL Energy Inc., senior note, 144A, 5.875%, 4/15/22	United States	1,100,000	1,087,625
[c]Drill Rigs Holdings Inc., secured note, 144A, 6.50%, 10/01/17	United States	1,500,000	1,500,000
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	2,500,000	2,806,250
Energy XXI Gulf Coast Inc., senior note,
7.50%, 12/15/21	United States	600,000	591,000
[c]144A, 6.875%, 3/15/24	United States	300,000	282,750
[c]EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	700,000	662,375
EPL Oil & Gas Inc., senior note, 8.25%, 2/15/18	United States	1,000,000	1,027,500
Halcon Resources Corp., senior note,
9.75%, 7/15/20	United States	100,000	102,250
8.875%, 5/15/21	United States	1,500,000	1,485,000
9.25%, 2/15/22	United States	500,000	496,250
[c]Kinder Morgan Inc., senior secured note, 144A, 5.00%, 2/15/21	United States	600,000	628,500
Kodiak Oil & Gas Corp., senior note,
8.125%, 12/01/19	United States	900,000	969,750
5.50%, 1/15/21	United States	300,000	304,500

12 | Semiannual Report

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FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Linn Energy LLC/Finance Corp., senior note,
8.625%, 4/15/20	United States	1,500,000	$1,558,125
7.75%, 2/01/21	United States	1,000,000	1,012,500
Martin Midstream Partners LP/Martin Midstream Finance Corp.,
senior note, 7.25%, 2/15/21	United States	1,400,000	1,403,500
[c]Memorial Resource Development Corp., senior note, 144A, 5.875%,
7/01/22	United States	600,000	588,000
Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	1,000,000	1,002,500
[c]Ocean Rig UDW Inc., senior note, 144A, 7.25%, 4/01/19	United States	600,000	548,625
Offshore Group Investment Ltd.,
senior bond, first lien, 7.125%, 4/01/23	United States	600,000	531,750
senior secured note, first lien, 7.50%, 11/01/19	United States	1,000,000	932,500
Peabody Energy Corp., senior note, 6.00%, 11/15/18	United States	2,500,000	2,462,500
Penn Virginia Resource Partners LP/Penn Virginia Resource
Finance Corp., senior note,
8.375%, 6/01/20	United States	502,000	549,690
6.50%, 5/15/21	United States	300,000	315,750
QR Energy LP/QRE Finance Corp. LLC, senior note, 9.25%,
8/01/20	United States	1,400,000	1,596,000
Quicksilver Resources Inc., senior note, 9.125%, 8/15/19	United States	1,000,000	630,000
Regency Energy Partners LP/Regency Energy Finance Corp.,
senior note,
5.875%, 3/01/22	United States	200,000	209,500
5.00%, 10/01/22	United States	300,000	296,625
Sabine Pass Liquefaction LLC, first lien, 5.625%, 2/01/21	United States	2,000,000	2,065,000
Samson Investment Co., senior note, 9.75%, 2/15/20	United States	1,500,000	1,368,750
Sanchez Energy Corp., senior note,
7.75%, 6/15/21	United States	1,000,000	1,075,000
[c]144A, 6.125%, 1/15/23	United States	300,000	298,170
[c]Triangle USA Petroleum Corp., senior note, 144A, 6.75%, 7/15/22	United States	300,000	294,375
[c]Ultra Petroleum Corp., senior bond, 144A, 6.125%, 10/01/24	United States	1,200,000	1,152,000
			42,670,735
Food, Beverage & Tobacco 1.6%
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	1,380,000	1,371,375
[c]Dole Food Co. Inc., senior secured note, 144A, 7.25%, 5/01/19	United States	1,000,000	993,750
[c]JBS USA LLC/Finance Inc., senior note, 144A, 8.25%, 2/01/20	United States	1,900,000	2,033,000
Post Holdings Inc., senior note,
7.375%, 2/15/22	United States	1,000,000	992,500
[c]144A, 6.75%, 12/01/21	United States	600,000	570,000
[c]144A, 6.00%, 12/15/22	United States	100,000	92,000
			6,052,625
Health Care Equipment & Services 2.9%
Alere Inc.,
senior note, 7.25%, 7/01/18	United States	1,300,000	1,368,250
senior sub. note, 6.50%, 6/15/20	United States	200,000	200,500
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., senior
note, 6.00%, 10/15/21	United States	400,000	414,500
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	1,100,000	1,177,220
senior note, 7.125%, 7/15/20	United States	400,000	424,000
[c]senior note, 144A, 6.875%, 2/01/22	United States	100,000	104,750
senior secured note, 5.125%, 8/15/18	United States	900,000	927,000

franklintempleton.com		Semiannual Report | 13

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

			Principal
		Country	Amount*		Value
	Corporate Bonds (continued)
	Health Care Equipment & Services (continued)
	DaVita HealthCare Partners Inc., senior bond, 5.125%, 7/15/24	United States	700,000		$689,062
	HCA Inc.,
	senior note, 7.50%, 2/15/22	United States	1,000,000		1,127,500
	senior note, 5.875%, 5/01/23	United States	1,500,000		1,537,500
	senior secured note, 5.875%, 3/15/22	United States	1,000,000		1,053,750
	Tenet Healthcare Corp.,
	first lien, 6.00%, 10/01/20	United States	500,000		530,000
	[c]senior note, 144A, 5.00%, 3/01/19	United States	500,000		495,000
	[c]senior note, 144A, 5.50%, 3/01/19	United States	900,000		906,750
					10,955,782
	Materials 6.2%
	ArcelorMittal, senior note, 5.00%, 2/25/17	Luxembourg	3,000,000		3,106,875
	[c]Ardagh Packaging Finance PLC, senior note, 144A, 9.125%,
	10/15/20	Luxembourg	700,000		762,125
	[c]Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
	senior note, 144A, 6.25%, 1/31/19	Luxembourg	300,000		297,750
	senior note, 144A, 7.00%, 11/15/20	Luxembourg	88,235		88,346
	[e]senior secured note, 144A, FRN, 3.234%, 12/15/19	Luxembourg	700,000		679,875
	[c]Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	1,000,000		870,625
	[c,f]Cemex SAB de CV,
	secured note, 144A, 5.875%, 3/25/19	Mexico	500,000		505,938
	senior secured note, 144A, 9.00%, 1/11/18	Mexico	2,000,000		2,120,000
	[c]Constellium NV, senior note, 144A, 5.75%, 5/15/24	Netherlands	1,500,000		1,507,500
	[c]Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	1,500,000		1,496,250
	[c]First Quantum Minerals Ltd., senior note, 144A,
	6.75%, 2/15/20	Canada	1,261,000		1,289,372
	7.00%, 2/15/21	Canada	1,261,000		1,284,644
	[c]FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
	6.875%, 2/01/18	Australia	1,500,000		1,545,000
	8.25%, 11/01/19	Australia	1,000,000		1,037,500
	[c]Ineos Group Holdings SA, senior note, 144A,
	6.50%, 8/15/18	Switzerland	600,000	EUR	778,104
	5.875%, 2/15/19	Switzerland	600,000		597,750
	Novelis Inc., senior note, 8.375%, 12/15/17	Canada	500,000		520,625
	[c]Polymer Group Inc., senior note, 144A, 6.875%, 6/01/19	United States	400,000		399,500
	[c]Rain CII Carbon LLC/CII Carbon Corp., second lien, 144A, 8.25%,
	1/15/21	United States	600,000		627,000
	Reynolds Group Issuer Inc./LLC/SA,
	senior note, 8.50%, 5/15/18	United States	1,000,000		1,036,250
	senior note, 9.00%, 4/15/19	United States	100,000		104,625
	senior note, 8.25%, 2/15/21	United States	1,000,000		1,062,500
	senior secured note, 7.125%, 4/15/19	United States	500,000		519,375
	[c]Steel Dynamics Inc., senior note, 144A, 5.125%, 10/01/21	United States	1,000,000		1,015,000
					23,252,529
	Media 4.8%
	Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	1,000,000		1,113,750
	CCO Holdings LLC/CCO Holdings Capital Corp., senior bond,
	5.25%, 9/30/22	United States	900,000		884,250
	Clear Channel Worldwide Holdings Inc.,
	senior note, 6.50%, 11/15/22	United States	700,000		719,250
	senior sub. note, 7.625%, 3/15/20	United States	800,000		834,000

14	| Semiannual Report			franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Media (continued)
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	1,500,000		$1,603,425
DISH DBS Corp., senior note, 7.125%, 2/01/16	United States	2,000,000		2,125,000
Gannett Co. Inc., senior note,
5.125%, 7/15/20	United States	800,000		806,000
[c]144A, 5.125%, 10/15/19	United States	1,200,000		1,215,000
iHeartCommunications Inc., senior secured bond, first lien, 9.00%,
3/01/21	United States	1,900,000		1,897,625
[c]Radio One Inc., senior sub. note, 144A, 9.25%, 2/15/20	United States	400,000		401,000
[c]Sirius XM Radio Inc., senior bond, 144A, 6.00%, 7/15/24	United States	1,000,000		1,017,500
[c]Univision Communications Inc.,
senior secured bond, 144A, 6.75%, 9/15/22	United States	472,000		507,400
senior secured note, 144A, 6.875%, 5/15/19	United States	500,000		522,500
senior secured note, 144A, 5.125%, 5/15/23	United States	1,000,000		1,017,500
[c]UPCB Finance II Ltd., senior secured note, 144A, 6.375%,
7/01/20	Netherlands	1,100,000	EUR	1,466,276
[c]Virgin Media Secured Finance PLC, senior secured bond, first lien,
144A, 5.50%, 1/15/25	United Kingdom	1,100,000		1,100,688
[c]WMG Acquisition Corp., senior note, 144A, 5.625%, 4/15/22	United States	1,000,000		1,002,500
				18,233,664
Pharmaceuticals, Biotechnology & Life Sciences 1.9%
[c]Grifols Worldwide Operations Ltd., senior note, 144A, 5.25%,
4/01/22	United States	600,000		594,000
[c,g]Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	1,300,000		1,316,250
[c]Jaguar Holding Co. II/Merger Sub Inc., senior note, 144A, 9.50%,
12/01/19	United States	500,000		538,125
Par Pharmaceutical Cos. Inc., senior note, 7.375%, 10/15/20	United States	1,900,000		1,990,250
[c]Valeant Pharmaceuticals International Inc., senior note, 144A,
6.75%, 8/15/18	United States	700,000		740,250
5.625%, 12/01/21	United States	500,000		499,375
[c]VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	1,500,000		1,546,875
				7,225,125
Retailing 0.4%
[c]New Look Bondco I PLC, 144A, 8.75%, 5/14/18	United Kingdom	900,000	GBP	1,527,722
Software & Services 1.8%
[c]BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	1,500,000		1,447,500
Equinix Inc., senior note, 4.875%, 4/01/20	United States	1,500,000		1,492,500
[c]First Data Corp., senior secured bond, 144A, 8.25%, 1/15/21	United States	3,000,000		3,195,000
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	700,000		749,000
				6,884,000
Technology Hardware & Equipment 0.7%
[c]Alcatel-Lucent USA Inc., senior note, 144A,
4.625%, 7/01/17	France	700,000		708,750
6.75%, 11/15/20	France	1,300,000		1,329,250
[c]Blackboard Inc., senior note, 144A, 7.75%, 11/15/19	United States	800,000		796,000
				2,834,000
Telecommunication Services 4.8%
CenturyLink Inc., senior bond, 6.75%, 12/01/23	United States	300,000		322,125
[c]Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	1,200,000		1,237,500
[c]Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	700,000		694,750

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FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

			Principal
		Country	Amount*	Value
	Corporate Bonds (continued)
	Telecommunication Services (continued)
	[c]eAccess Ltd., senior note, 144A, 8.25%, 4/01/18	Japan	1,200,000	$1,281,750
	Frontier Communications Corp., senior note, 8.125%, 10/01/18	United States	2,000,000	2,245,000
	Intelsat Jackson Holdings SA, senior note, 7.25%,
	4/01/19	Luxembourg	2,000,000	2,107,500
	10/15/20	Luxembourg	1,000,000	1,057,500
	[c]Millicom International Cellular SA, senior note, 144A, 6.625%,
	10/15/21	Luxembourg	1,000,000	1,042,500
	[c]Sprint Corp.,
	senior bond, 144A, 7.125%, 6/15/24	United States	300,000	303,375
	senior note, 144A, 7.25%, 9/15/21	United States	500,000	521,875
	Sprint Nextel Corp., senior note,
	8.375%, 8/15/17	United States	500,000	560,625
	[c]144A, 9.00%, 11/15/18	United States	1,500,000	1,738,125
	[c]144A, 7.00%, 3/01/20	United States	600,000	660,750
	T-Mobile USA Inc.,
	senior bond, 6.375%, 3/01/25	United States	700,000	700,000
	senior note, 6.542%, 4/28/20	United States	900,000	925,875
	senior note, 6.125%, 1/15/22	United States	300,000	302,625
	[c]Wind Acquisition Finance SA,
	senior note, 144A, 7.375%, 4/23/21	Italy	2,000,000	2,012,500
	senior secured note, 144A, 4.75%, 7/15/20	Italy	500,000	480,312
				18,194,687
	Transportation 1.1%
	[c]Florida East Coast Holdings Corp., secured note, first lien, 144A,
	6.75%, 5/01/19	United States	700,000	717,500
	Hertz Corp., senior note,
	6.75%, 4/15/19	United States	1,000,000	1,037,500
	5.875%, 10/15/20	United States	1,000,000	1,020,000
	[c]Stena AB, senior bond, 144A, 7.00%, 2/01/24	Sweden	600,000	625,500
	[c]Stena International SA, secured bond, 144A, 5.75%, 3/01/24	Sweden	700,000	702,625
				4,103,125
	Utilities 1.6%
	Calpine Corp.,
	senior note, 5.375%, 1/15/23	United States	1,500,000	1,456,875
	[c]senior secured note, 144A, 7.875%, 1/15/23	United States	406,000	445,585
	[c]senior secured note, first lien, 144A, 6.00%, 1/15/22	United States	100,000	105,750
	[c]InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	1,500,000	1,441,875
	[c]NGL Energy Partners LP/NGL Energy Finance Corp., senior note,
	144A, 5.125%, 7/15/19	United States	300,000	295,125
	[c]NRG Yield Operating LLC, senior bond, 144A, 5.375%, 8/15/24	United States	700,000	705,250
	[c,h]Texas Competitive Electric Holdings Co. LLC/Texas Competitive
	Electric Holdings Finance Inc., senior secured note, 144A, 11.50%,
	10/01/20	United States	2,000,000	1,685,000
				6,135,460
	Total Corporate Bonds (Cost $181,153,232)			184,953,648
	[e,i]Senior Floating Rate Interests 50.1%
	Automobiles & Components 2.0%
	August LuxUK Holding Co., Lux Term B-2 Loan, (Schrader), 5.00%,
	4/27/18	Luxembourg	488,702	488,702
	August U.S. Holding Co. Inc., U.S. Term B-2 Loan, (Schrader),
	5.00%, 4/27/18	United States	504,308	504,308

16	| Semiannual Report			franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
[e,i]Senior Floating Rate Interests (continued)
Automobiles & Components (continued)
Gates Global LLC, Initial Dollar Term Loans, 4.25%, 7/03/21	United States	2,000,000	$1,969,286
Grede Holdings LLC, Initial Term Loan, 4.75%, 6/02/21	United States	1,500,000	1,497,187
TI Group Automotive Systems LLC, Term Loan, 4.25%, 7/02/21	United States	1,995,000	1,967,569
UCI International Inc., Term Loan, 5.50%, 7/26/17	United States	1,047,652	1,049,834
			7,476,886
Capital Goods 3.8%
Alfred Fueling Systems Inc. (Wayne Fueling), First Lien Initial Term
Loan, 4.75%, 6/20/21	United States	997,500	990,019
Doosan Infracore International and Doosan Holdings Europe,
Tranche B Term Loan, 4.50%, 5/28/21	United States	1,935,150	1,939,988
Fly Funding II S.A.R.L., Loans, 4.50%, 8/09/19	Luxembourg	2,671,242	2,675,417
[d]Onsite Rental Group Operations Pty. Ltd., Term B Loan, 6.75%,
7/30/21	United States	2,000,000	1,975,000
RBS Global Inc. (Rexnord), Term B Loan, 4.00%, 8/21/20	United States	2,069,100	2,039,787
TransDigm Inc.,
Tranche C Term Loan, 3.75%, 2/28/20	United States	3,962,273	3,903,766
Tranche D Term Loan, 3.75%, 6/04/21	United States	997,500	983,428
			14,507,405
Commercial & Professional Services 0.8%
Interactive Data Corp., Term Loan, 4.75%, 5/02/21	United States	2,992,500	2,979,408
Consumer Services 5.6%
24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/30/21	United States	1,995,000	1,992,494
Caesars Entertainment Resort Properties LLC, Term B Loans,
7.00%, 10/11/20	United States	2,984,962	2,866,310
[d]ClubCorp Club Operations Inc., Term B Loans, 4.50%, 7/24/20	United States	3,770,000	3,755,863
Fitness International LLC, Term B Loan, 5.50%, 7/01/20	United States	1,995,000	1,981,909
Four Seasons Holdings Inc., Second Lien Term Loan, 6.25%,
12/27/20	Canada	670,000	670,000
La Quinta Intermediate Holdings LLC, Initial Term Loans, 4.00%,
4/14/21	United States	1,852,381	1,830,615
Scientific Games International Inc., Term Loan B, 4.25%,
10/18/20	United States	2,979,987	2,972,073
Sungard Availability Services Capital Inc., Tranche B Term Loan,
6.00%, 3/31/19	United States	1,393,000	1,289,685
[d]TGI Friday’s Inc., First Lien Initial Term Loan, 6.50%, 7/15/20	United States	1,995,000	1,992,506
Tropicana Entertainment Inc., Term Loans, 4.00%, 11/27/20	United States	1,950,300	1,916,170
			21,267,625
Diversified Financials 2.1%
Asurion LLC,
Incremental Tranche B-1 Term Loan, 5.00%, 5/24/19	United States	1,366,585	1,361,602
Incremental Tranche B-2 Term Loans, 4.25%, 7/08/20	United States	424,625	418,477
Guggenheim Partners Investment Management Holdings LLC, Initial
Term Loan, 4.25%, 7/22/20	United States	1,994,962	1,989,560
Trans Union LLC, 2014 Replacement Term Loan, 4.00%, 4/09/21	United States	4,035,848	3,982,038
			7,751,677
Energy 1.7%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	United States	402,744	403,247
Osg Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	2,074,800	2,077,394
Peabody Energy Corp., Term Loan, 5.50%, 9/24/20	United States	1,994,962	1,949,453

franklintempleton.com

Semiannual Report | 17

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

			Principal
		Country	Amount*	Value
	[e,i]Senior Floating Rate Interests (continued)
	Energy (continued)
	Samson Investment Co., Second Lien Tranche I Term Loan, 5.00%,
	9/25/18	United States	2,000,000	$1,947,750
				6,377,844
	Food & Staples Retailing 0.3%
	AdvancePierre Foods Inc., Second Lien Term Loan, 9.50%,
	10/10/17	United States	1,040,000	1,034,800
	Food, Beverage & Tobacco 1.3%
	Big Heart Pet Brands (Del Monte Pet), Initial Term Loans, 3.50%,
	2/24/20	United States	2,149,440	2,078,240
	Post Holdings Inc., Series A Incremental Term Loan, 3.75%,
	6/02/21	United States	2,842,875	2,818,196
				4,896,436
	Health Care Equipment & Services 5.8%
	Alere Inc., B Term Loan, 4.25%, 6/30/17	United States	2,124,313	2,112,143
	Amsurg Corp., Initial Term Loan, 3.75%, 7/16/21	United States	2,992,500	2,967,252
	Community Health Systems Inc.,
	2017 Term E Loan, 3.485%, 1/25/17	United States	627,312	625,003
	2021 Term D Loan, 4.25%, 1/27/21	United States	3,910,106	3,903,510
	Connolly LLC, Initial Term Loan, 5.00%, 5/14/21	United States	1,995,000	1,988,766
	DaVita HealthCare Partners Inc., Tranche B Term Loan, 3.50%,
	6/24/21	United States	1,906,863	1,888,540
	Envision Healthcare Corp. (Emergency Medical), Initial Term Loan,
	4.00%, 5/25/18	United States	2,060,460	2,043,976
	Iasis Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18	United States	1,738,162	1,734,903
	National Mentor Holdings Inc., Initial Tranche B Term Loan, 4.75%,
	1/31/21	United States	358,200	356,931
	[d]Surgery Centers Holdings Inc., Term Loan, 6.50%, 9/15/20	United States	270,000	269,325
	Truven Health Analytics Inc., New Tranche B Term Loan, 4.50%,
	6/06/19	United States	596,970	586,523
	[d]U.S. Renal Care Inc., Tranche B-2 Term Loan, 4.25%, 7/03/19	United States	3,459,847	3,422,006
				21,898,878
	Household & Personal Products 0.6%
	Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	2,460,196	2,328,986
	Materials 7.8%
	Arysta Lifescience SPC LLC,
	Initial Term Loan, 4.50%, 5/29/20	United States	2,866,180	2,863,193
	Second Lien Initial Term Loan, 8.25%, 11/30/20	United States	1,000,000	1,010,417
	Axalta Coating Systems U.S. Holdings Inc., 2014 Specified
	Refinancing Term, 3.75%, 2/01/20	United States	1,831,402	1,796,377
	AZ Chem US Inc., First Lien Initial Term Loan, 4.50%, 6/12/21	United States	1,915,069	1,915,547
	CeramTec Acquisition Corp., Initial Dollar Term B-2 Loan, 4.25%,
	8/30/20	United States	41,805	41,465
	CeramTec GmbH, Dollar Term B-3 Loan, 4.25%, 8/30/20	Germany	126,922	125,890
	Exopack Holdings SA, USD Term Loan, 5.25%, 5/08/19	Luxembourg	1,972,224	1,985,373
	Faenza Acquisition GmbH, Initial Dollar Term B-1 Loan, 4.25%,
	8/30/20	Germany	421,619	418,193
	FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%,
	6/30/19	United States	3,464,827	3,398,417
	[d]MacDermid Holdings LLC, First Lien Tranche B Term Loan, 4.00%,
	6/07/20	United States	1,377,500	1,360,281

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FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

			Principal
		Country	Amount*	Value
	[e,i]Senior Floating Rate Interests (continued)
	Materials (continued)
	OCI Beaumont LLC, Term B-3 Loan, 5.00%, 8/20/19	United States	1,829,531	$1,836,392
	Oxbow Carbon LLC, First Lien Tranche B Term Loan, 4.25%,
	7/19/19	United States	3,272,419	3,270,374
	Prescrix Inc.,
	1st Lien Term Loan B, 4.25%, 5/02/21	United States	249,375	247,505
	2nd Lien Term Loan, 8.00%, 5/02/22	United States	180,000	179,775
	Reynolds Group Holdings Inc., U.S. Term Loan, 4.00%, 12/01/18	United States	2,501,813	2,479,029
	Solenis International LP and Solenis Holdings, First Lien Term Loan,
	4.25%, 7/31/21	United States	820,000	806,419
	[d]Tronox Pigments (Netherlands) BV, Term Loan, 4.00%, 3/19/20	Netherlands	3,949,695	3,927,205
	Univar Inc., Term B Loan, 5.00%, 6/30/17	United States	1,959,350	1,942,613
				29,604,465
	Media 4.1%
	Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	3,405,631	3,354,546
	Gray Television Inc., Term Loan B, 3.75%, 6/13/21	United States	2,965,532	2,948,480
	Media General Inc., Term B Loan, 4.25%, 7/31/20	United States	1,860,369	1,845,253
	Univision Communications Inc.,
First	-Lien Term Loan, Add-on, 4.00%, 3/01/20	United States	994,850	977,316
	Replacement First-Lien Term Loan, 4.00%, 3/01/20	United States	620,585	609,661
	Virgin Media Bristol LLC, B Facility, 3.50%, 6/07/20	United States	3,100,000	3,022,224
	William Morris Endeavor Entertainment LLC, Term Loans First Lien,
	5.25%, 5/06/21	United States	2,992,500	2,936,391
				15,693,871
	Pharmaceuticals, Biotechnology & Life Sciences 1.9%
	Akorn Inc., Loans, 4.50%, 4/16/21	United States	770,000	769,028
	[d]Catalent Pharma Solutions Inc., Dollar Term Loan, 5.75%,
	5/20/21	United States	1,995,000	1,992,329
	Pharmaceutical Product Development LLC, Term Loan, 4.00%,
	12/05/18	United States	2,052,344	2,037,808
	Valeant Pharmaceuticals International Inc.,
	Series C-2 Tranche B Term Loan, 3.75%, 12/11/19	Canada	863,588	855,261
	Series D-2 Tranche B Term Loan, 3.75%, 2/13/19	Canada	1,624,763	1,609,531
				7,263,957
	Retailing 2.9%
	Academy Ltd., Initial Term Loans, 4.50%, 8/03/18	United States	1,001,829	995,882
	BJ’s Wholesale Club Inc., 2013 (Nov) Replacement Loans, 4.50%,
	9/26/19	United States	2,179,831	2,149,080
	Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	2,947,500	2,918,025
	Harbor Freight Tools USA Inc., Loans, 4.75%, 7/26/19	United States	1,986,909	1,987,903
	The Men’s Wearhouse Inc., Tranche B Term Loan, 4.50%,
	6/18/21	United States	3,000,000	2,990,589
				11,041,479
	Semiconductors & Semiconductor Equipment 1.5%
	Avago Technologies Cayman Ltd., Term Loans, 3.75%, 5/06/21	United States	2,992,500	2,969,254
	Freescale Semiconductor Inc., Tranche B-4 Term Loan, 4.25%,
	2/28/20	United States	985,056	971,307
	M/A-COM Technology Solutions Holdings Inc., Initial Term Loan,
	4.50%, 5/07/21	United States	1,665,825	1,681,442
				5,622,003

	franklintempleton.com		Semiannual Report | 19

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*		Value
[e,i]Senior Floating Rate Interests (continued)
Software & Services 2.3%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%,
9/10/20	United States	2,894,889		$2,852,783
MoneyGram International Inc., Term Loan, 4.25%, 3/28/20	United States	4,144,028		4,077,984
Safenet Inc., First Lien Initial Term Loan, 5.50%, 2/24/20	United States	847,875		847,875
Worldpay U.S. Inc., Facility B2A-II Loan, 6.25%, 11/30/19	United States	1,076,000		1,081,380
				8,860,022
Technology Hardware & Equipment 2.2%
CIENA Corp., Term Loan, 3.75%, 7/15/19	United States	2,988,586		2,962,436
Dell International LLC, Term B Loan, 4.50%, 4/29/20	United States	2,982,487		2,964,593
Oberthur Technologies of America Corp., Tranche B-2 Term Loan,
4.50%, 10/18/19	United States	992,500		991,053
Telesat Canada/Telesat LLC, U.S. Term B-2 Loan, 3.50%, 3/28/19	Canada	1,479,913		1,459,860
				8,377,942
Telecommunication Services 1.8%
Genesys Telecom Holdings U.S. Inc., Dollar Term Loan, 4.00%,
2/08/20	United States	1,087,721		1,067,327
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%,
6/30/19	Luxembourg	3,410,931		3,363,321
Zayo Group LLC, Term Loan, 4.00%, 7/02/19	United States	2,250,560		2,220,787
				6,651,435
Transportation 0.8%
Hertz Corp., Credit Linked Deposit, 3.75%, 3/11/18	United States	1,000,000		995,000
Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18	Marshall Islands	1,992,456		2,011,550
				3,006,550
Utilities 0.8%
Calpine Corp.,
Term Loan, 4.00%, 4/01/18	United States	2,624,800		2,613,135
Term Loans, 4.00%, 10/09/19	United States	333,200		330,939
				2,944,074
Total Senior Floating Rate Interests
(Cost $190,657,518)				189,585,743
Foreign Government and Agency Securities 1.3%
Government of Malaysia,
3.741%, 2/27/15	Malaysia	2,860,000	MYR	874,000
3.835%, 8/12/15	Malaysia	755,000	MYR	231,350
4.72%, 9/30/15	Malaysia	1,263,000	MYR	390,525
3.197%, 10/15/15	Malaysia	280,000	MYR	85,301
Government of Poland,
5.50%, 4/25/15	Poland	645,000	PLN	198,704
5.00%, 4/25/16	Poland	125,000	PLN	39,502
4.75%, 10/25/16	Poland	2,100,000	PLN	669,488
Strip, 1/25/16	Poland	310,000	PLN	91,255
Korea Monetary Stabilization Bond,
senior bond, 2.47%, 4/02/15	South Korea	43,700,000	KRW	41,486
senior note, 2.78%, 10/02/14	South Korea	678,400,000	KRW	643,064
senior note, 2.84%, 12/02/14	South Korea	242,080,000	KRW	229,727

20 | Semiannual Report

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*		Value
Foreign Government and Agency Securities (continued)
Korea Treasury Bond, senior note,
3.25%, 12/10/14	South Korea	56,700,000	KRW	$53,851
3.25%, 6/10/15	South Korea	42,100,000	KRW	40,194
2.75%, 12/10/15	South Korea	274,200,000	KRW	261,558
3.00%, 12/10/16	South Korea	1,000,000,000	KRW	962,707
Total Foreign Government and Agency Securities
(Cost $4,831,418)				4,812,712
Asset-Backed Securities and Commercial
Mortgage-Backed Securities 11.5%
Banks 6.7%
Banc of America Commercial Mortgage Trust, 2006-4, AJ, 5.695%,
7/10/46	United States	1,610,000		1,672,935
[e]Bear Stearns Adjustable Rate Mortgage Trust, 2004-4, A6, FRN,
3.517%, 6/25/34	United States	1,087,196		1,111,868
Bear Stearns Commercial Mortgage Securities Inc.,
[e]2006-PW11, AJ, FRN, 5.605%, 3/11/39	United States	1,750,000		1,820,910
[e]2006-PW12, AJ, FRN, 5.751%, 9/11/38	United States	1,500,000		1,558,115
2006-PW13, AJ, 5.611%, 9/11/41	United States	1,820,000		1,888,861
[e]2007-PW16, AM, FRN, 5.706%, 6/11/40	United States	260,000		285,355
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW15,
A4, 5.331%, 2/11/44	United States	89,613		95,624
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	United States	1,200,000		1,196,559
[e]2007-C6, AM, FRN, 5.706%, 6/10/17	United States	1,520,000		1,651,827
[e]Citigroup/Deutsche Bank Commercial Mortgage Trust, 2006-CD3,
AJ, FRN, 5.688%, 10/15/48	United States	1,300,000		1,252,744
Greenwich Capital Commercial Funding Corp.,
[e]2006-GG7, AJ, FRN, 5.82%, 7/10/38	United States	1,590,000		1,655,112
2007-GG9, A4, 5.444%, 3/10/39	United States	825,000		889,501
2007-GG9, AM, 5.475%, 3/10/39	United States	1,430,000		1,514,840
JP Morgan Chase Commercial Mortgage Securities Trust,
2006-CB17, AM, 5.464%, 12/12/43	United States	380,000		398,059
[e]2006-LDP7, AJ, FRN, 5.873%, 4/15/45	United States	2,000,000		2,045,828
[e]LB-UBS Commercial Mortgage Trust, 2006-C4, AM, FRN, 5.857%,
6/15/38	United States	1,100,000		1,182,551
[e]Merrill Lynch Mortgage Investors Trust,
2003-OPT1, B2, FRN, 4.28%, 7/25/34	United States	33,301		3,422
2005-A6, 2A3, FRN, 0.535%, 8/25/35	United States	540,000		504,567
[e]Merrill Lynch Mortgage Trust, 2005-CKI1, AJ, FRN, 5.282%,
11/12/37	United States	1,825,000		1,889,017
[e]Morgan Stanley ABS Capital I Inc. Trust, 2003-NC10, B1, FRN,
5.105%, 10/25/33	United States	350,442		259,965
[e]Morgan Stanley Capital I Trust,
2006-HQ8, AJ, FRN, 5.497%, 3/12/44	United States	110,000		114,079
2007-IQ16, AM, FRN, 6.099%, 12/12/49	United States	710,000		788,985
2007-IQ16, AMA, FRN, 6.094%, 12/12/49	United States	750,000		830,000
Wells Fargo Mortgage Backed Securities Trust,
[e]2004-W, A9, FRN, 2.762%, 11/25/34	United States	499,022		516,471
2007-3, 3A1, 5.50%, 4/25/37	United States	262,549		272,339
				25,399,534

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FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*		Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials 4.8%
[c,e]ARES CLO Funds, 2007-12A, B, 144A, FRN, 1.235%, 11/25/20	United States	530,000		$521,573
[e,j]Argent Securities Inc., 2003-W5, M4, FRN, 5.78%, 10/25/33	United States	532,763		439,802
[c,e]Atrium CDO Corp., 10A, C, 144A, FRN, 2.833%, 7/16/25	United States	920,000		901,462
[c,d,e]Atrium XI, 11A, C, 144A, FRN, 3.435%, 10/23/25	Cayman Islands	910,000		910,000
[c,e]BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 2.615%, 5/26/35	United States	1,600,000		1,583,448
[c,e]Catamaran CLO Ltd., 2013-1A, C, 144A, FRN, 2.835%, 1/27/25	Cayman Islands	750,000		727,297
[c,e]Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.575%, 3/11/21	United States	457,000		427,574
[c,e]Cent CLO LP, 2013-17A, D, 144A, FRN, 3.236%, 1/30/25	Cayman Islands	392,157		391,522
[e]Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2,
2A2, FRN, 0.655%, 2/25/35	United States	493,412		447,885
[c,e]CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 0.635%, 7/26/21	United States	640,000		613,856
[c,e]ColumbusNova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.234%,
10/15/21	United States	310,000		302,495
[c,e]CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.464%, 10/20/43	United States	1,007,414		993,617
[c,e]Eaton Vance CDO Ltd., 2014-1A,
A, 144A, FRN, 1.685%, 7/15/26	Cayman Islands	1,000,000		1,002,000
B, 144A, FRN, 2.285%, 7/15/26	United States	400,000		395,480
C, 144A, FRN, 3.235%, 7/15/26	United States	170,000		169,572
[c,e]Gleneagles CLO Ltd., 2005-1A, A2, 144A, FRN, 0.64%, 11/01/17	United States	1,000,000		989,010
[e]Impac Secured Assets Trust, 2007-2, FRN, 0.405%, 4/25/37	United States	573,092		534,337
[c,e]ING Investment Management CLO Ltd.,
2013-1A, B, 144A, FRN, 3.134%, 4/15/24	Cayman Islands	180,000		179,761
2013-1A, C, 144A, FRN, 3.734%, 4/15/24	Cayman Islands	450,000		431,001
2013-2A, B, 144A, FRN, 2.914%, 4/25/25	United States	1,000,000		986,930
MortgageIT Trust, 2004-1, A2, 1.055%, 11/25/34	United States	658,213		641,965
[e]Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN,
0.465%, 11/25/35	United States	980,961		937,445
[e,j]Option One Mortgage Loan Trust, 2003-6, M5, FRN, 5.105%,
11/25/33	United States	193,598		95,221
[e]Structured Asset Investment Loan Trust, 2003-BC2, M3, FRN,
5.03%, 4/25/33	United States	13,987		7,334
Structured Asset Securities Corp., 2005-2XS, 2A2, 1.655%,
2/25/35	United States	601,915		586,691
[e,k]Talisman 6 Finance, Reg S, FRN, 0.382%, 10/22/16	Germany	646,607	EUR	801,288
[e]Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 4.799%,
4/25/45	United States	1,448,601		1,472,481
[c,e]Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.465%,
8/01/22	United States	514,958		509,865
				18,000,912
Total Asset-Backed Securities and Commercial
Mortgage-Backed Securities (Cost $42,266,416)				43,400,446
Mortgage-Backed Securities 30.4%
[e]Federal Home Loan Mortgage Corp. (FHLMC)
Adjustable Rate 0.1%
FHLMC, 2.452%, 5/01/34	United States	519,622		527,647
Federal Home Loan Mortgage Corp. (FHLMC)
Fixed Rate 4.3%
FHLMC Gold 15 Year, 5.00%, 12/01/23	United States	1,282,538		1,395,319
FHLMC Gold 15 Year, 5.50%, 7/01/19	United States	34,532		36,921
FHLMC Gold 30 Year, 3.50%, 5/01/42 - 10/01/43	United States	1,570,938		1,608,286

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FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp. (FHLMC)
Fixed Rate (continued)
[d]FHLMC Gold 30 Year, 4.00%, 10/01/41	United States	8,000,000	$8,423,121
FHLMC Gold 30 Year, 4.50%, 9/01/39 - 4/01/40	United States	526,906	568,845
FHLMC Gold 30 Year, 5.00%, 11/01/38	United States	764,698	841,646
FHLMC Gold 30 Year, 6.00%, 7/01/28 - 11/01/36	United States	1,393,162	1,577,697
FHLMC Gold 30 Year, 6.50%, 8/01/27 - 3/01/38	United States	686,234	780,876
FHLMC Gold 30 Year, 7.00%, 9/01/27	United States	225,919	254,031
FHLMC Gold 30 Year, 8.00%, 1/01/31	United States	30,873	36,005
FHLMC Gold 30 Year, 8.50%, 7/01/31	United States	602,964	705,669
			16,228,416
[e]Federal National Mortgage Association (FNMA)
Adjustable Rate 0.3%
FNMA, 1.79% - 1.98%, 6/01/32 - 7/01/34	United States	1,033,512	1,090,207
Federal National Mortgage Association (FNMA)
Fixed Rate 24.1%
FNMA 15 Year, 3.00%, 8/01/27	United States	25,224	26,024
[d]FNMA 15 Year, 3.50%, 1/01/26 - 10/01/29	United States	509,034	535,323
FNMA 15 Year, 5.50%, 7/01/20	United States	564,178	603,338
FNMA 15 Year, 6.00%, 6/01/17	United States	41	42
FNMA 15 Year, 6.50%, 7/01/20	United States	5,225	5,451
[d]FNMA 30 Year, 3.00%, 8/01/42	United States	36,475,000	37,572,100
FNMA 30 Year, 3.00%, 9/01/32 - 4/01/43	United States	2,805,048	2,788,992
[d]FNMA 30 Year, 4.00%, 10/01/40	United States	30,850,000	32,512,526
FNMA 30 Year, 4.00%, 12/01/40 - 2/01/41	United States	3,418,830	3,608,884
FNMA 30 Year, 5.00%, 5/01/38 - 7/01/39	United States	1,664,579	1,840,413
[d]FNMA 30 Year, 5.00%, 10/01/39	United States	6,653,000	7,341,585
FNMA 30 Year, 5.50%, 6/01/37	United States	1,218,239	1,355,715
FNMA 30 Year, 6.00%, 4/01/33 - 6/01/38	United States	2,080,153	2,359,836
FNMA 30 Year, 6.50%, 8/01/32	United States	257,396	295,161
FNMA 30 Year, 7.00%, 9/01/18	United States	49,279	52,633
FNMA 30 Year, 8.00%, 10/01/29	United States	103,008	114,419
FNMA 30 Year, 8.50%, 8/01/26	United States	194,496	212,946
			91,225,388
Government National Mortgage Association (GNMA)
Fixed Rate 1.6%
GNMA I SF 30 Year, 6.50%, 6/15/31 - 12/15/33	United States	527,729	605,068
[d]GNMA II SF 30 Year, 3.50%, 6/20/42 - 5/20/44	United States	4,909,258	5,076,711
GNMA II SF 30 Year, 7.00%, 1/20/24 - 1/20/29	United States	73,068	83,424
GNMA II SF 30 Year, 8.00%, 1/20/28 - 10/20/31	United States	175,188	213,787
			5,978,990
Total Mortgage-Backed Securities
(Cost $114,316,547)			115,050,648
Municipal Bonds 1.2%
Metropolitan St. Louis Sewer District Wastewater System Revenue,
Series B, 4.00%, 5/01/19	United States	1,000,000	1,126,730
New York Thruway Authority General Junior Indebtedness
Obligations Revenue, Series A, 5.00%, 5/01/19	United States	1,000,000	1,160,530
Tobacco Settlement Financing Corp. Revenue, Asset-Backed, State
Contingency Contract Secured, Refunding, Series B, 5.00%,
6/01/20	United States	1,000,000	1,031,010

franklintempleton.com		Semiannual Report | 23

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*		Value
Municipal Bonds (continued)
Triborough Bridge and Tunnel Authority Revenues, Refunding,
Sub Series D-1, 2.885%, 11/15/19	United States	1,000,000		$1,026,120
Total Municipal Bonds (Cost $4,219,024)				4,344,390

		Shares
Litigation Trusts (Cost $—) 0.0%
Materials 0.0%
[a,l]NewPage Corp., Litigation Trust	United States	1,500,000		—
Total Investments before Short Term Investments
(Cost $538,542,401)				542,824,766

		Principal
		Amount*
Short Term Investments 3.1%
Foreign Government and Agency Securities 0.1%
[m]Bank of Negara Monetary Notes, 10/02/14 - 11/06/14	Malaysia	685,000	MYR	208,355
Korea Monetary Stabilization Bond, senior note, 2.74%, 2/02/15	South Korea	100,000,000	KRW	94,974
Total Foreign Government and Agency Securities
(Cost $311,751)				303,329
Total Investments before Money Market Funds
(Cost $538,854,152)				543,128,095

		Shares
Money Market Funds (Cost $11,682,611) 3.0%
[a,n]Institutional Fiduciary Trust Money Market Portfolio	United States	11,682,611		11,682,611
Total Investments (Cost $550,536,763) 146.7%				554,810,706
Preferred Shares (23.8)%				(90,000,000)
Other Assets, less Liabilities (22.9)%				(86,707,777)
Net Assets 100.0%				$378,102,929

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franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

*The principal amount is stated in U.S. dollars unless otherwise indicated.
†Rounds to less than 0.1% of net assets.
aNon-income producing.
bPerpetual security with no stated maturity date.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At September 30, 2014, the aggregate value of these securities was $91,462,170, representing 24.19% of net assets.
dA portion or all of the security purchased on a when-issued, delayed delivery, or to-be-announced (TBA) basis. See Note 1(c).
eThe coupon rate shown represents the rate at period end.
fAt September 30, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
gIncome may be received in additional securities and/or cash.
hSee Note 8 regarding defaulted securities.
iSee Note 1(g) regarding senior floating rate interests.
jThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.
kSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United
States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2014, the value of this security was $801,288, representing 0.21% of net assets.
lSecurity has been deemed illiquid because it may not be able to be sold within seven days.
mThe security is traded on a discount basis with no stated coupon rate.
nSee Note 4(c) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

At September 30, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type Quantity		Amount	Date	Appreciation	Depreciation
Japanese Yen	JPHQ	Sell	180,180,000	$1,839,348	11/05/14	$195,766	$—
Euro	DBAB	Sell	117,683	159,326	11/10/14	10,661	—
Euro	JPHQ	Sell	78,316	104,430	11/12/14	5,495	—
Euro	DBAB	Sell	309,763	419,624	12/04/14	28,244	—
Japanese Yen	DBAB	Sell	309,500,000	3,006,752	12/22/14	181,742	—
Euro	DBAB	Buy	364,000	498,582	1/09/15	—	(38,540)
Euro	DBAB	Sell	366,621	499,759	1/09/15	36,404	—
Japanese Yen	DBAB	Sell	397,510,000	3,871,086	1/09/15	241,842	—
Euro	DBAB	Sell	2,633,948	3,625,326	2/09/15	295,546	—
Japanese Yen	DBAB	Sell	171,860,000	1,677,501	2/09/15	107,967	—
Japanese Yen	HSBK	Sell	28,600,000	279,016	2/09/15	17,823	—
Japanese Yen	JPHQ	Sell	60,500,000	590,564	2/09/15	38,040	—
British Pound	DBAB	Sell	900,000	1,509,480	3/09/15	52,698	—
Euro	DBAB	Sell	1,096,360	1,510,471	3/09/15	124,152	—
Japanese Yen	DBAB	Sell	465,943,750	4,575,752	3/09/15	319,327	—
Japanese Yen	HSBK	Sell	32,110,000	314,126	3/09/15	20,800	—
Japanese Yen	JPHQ	Sell	94,170,000	921,049	3/09/15	60,800	—
Euro	DBAB	Sell	210,898	282,825	5/07/15	15,975	—
Euro	JPHQ	Sell	105,568	141,459	5/07/15	7,884	—
Unrealized appreciation (depreciation)						1,761,166	(38,540)
Net unrealized appreciation (depreciation)						$1,722,626

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

At September 30, 2014, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

					Upfront
	Counter-		Periodic		Premiums
	party/	Notional	Payment	Expiration	Paid	Unrealized	Unrealized	Market
Description	Exchange	Amount[a]	Rate	Date	(Received) Appreciation		Depreciation	Value	Rating[b]
OTC Swaps
Contracts to Sell Protection[c]
Traded Index
CMBX.NA.AJ.2	FBCO	$992,783	1.09%	3/15/49	$(143,956)	$60,168	$—	$(83,787)	Non
									Investment
									Grade
MCDX.NA.22	CITI	3,000,000	1.00%	6/20/19	31,672	—	(11,230)	20,442	Investment
									Grade
OTC Swaps unrealized appreciation (depreciation)						60,168	(11,230)
Net unrealized appreciation (depreciation)						$48,938

[a]In U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.
[b]Based on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.
[c]The fund enters contracts to sell protection to create a long credit position. Performance triggers include failure to pay or bankruptcy of the underlying securities for traded index swaps.

See Note 9 regarding other derivative information.

See Abbreviations on page 39.

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FRANKLIN LIMITED DURATION INCOME TRUST

Financial Statements

Statement of Assets and Liabilities
September 30, 2014 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$538,854,152
Cost - Sweep Money Fund (Note 4c)	11,682,611
Total cost of investments	$550,536,763
Value - Unaffiliated issuers	$543,128,095
Value - Sweep Money Fund (Note 4c)	11,682,611
Total value of investments	554,810,706
Cash	989,765
Restricted cash (Note 1e)	1,300,000
Receivables:
Investment securities sold	15,909,449
Dividends and interest	4,674,067
Due from brokers	250,000
OTC swaps (premiums paid $33,215)	31,672
Unrealized appreciation on forward exchange contracts	1,761,166
Unrealized appreciation on OTC swap contracts	60,168
Total assets	579,786,993
Liabilities:
Payables:
Investment securities purchased	108,040,000
Management fees	322,946
Distributions to common shareholders	1,663,810
Distributions to preferred shareholders	11,347
Trustees’ fees and expenses	1,232
Due to brokers	1,300,000
OTC Swaps (premiums received $149,538)	143,956
Unrealized depreciation on forward exchange contracts	38,540
Unrealized depreciation on OTC swap contracts	11,230
Accrued expenses and other liabilities	151,003
Total liabilities	111,684,064
Preferred shares at redemption value [$25,000 liquidation preference per share (3,600 shares outstanding)] (Note 3)	90,000,000
Net assets applicable to common shares	$378,102,929
Net assets applicable to common shares consist of:
Paid-in capital	$381,377,452
Distributions in excess of net investment income	(1,461,469)
Net unrealized appreciation (depreciation)	6,037,309
Accumulated net realized gain (loss)	(7,850,363)
Net assets applicable to common shares	$378,102,929
Common shares outstanding	26,835,650
Net asset value per common share	$14.09

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FRANKLIN LIMITED DURATION INCOME TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended September 30, 2014 (unaudited)

Investment income:
Interest	$11,883,705
Expenses:
Management fees (Note 4a)	1,985,280
Transfer agent fees	34,825
Custodian fees (Note 5)	3,812
Reports to shareholders	25,976
Registration and filing fees	9,642
Professional fees	37,420
Trustees’ fees and expenses	11,243
Auction agent fees and expenses	22,677
Other	51,294
Total expenses	2,182,169
Expense reductions (Note 5)	(328)
Expenses waived/paid by affiliates (Note 4c)	(7,099)
Net expenses	2,174,742
Net investment income	9,708,963
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	4,095,772
Foreign currency transactions	(194,764)
Swap contracts	126,005
Net realized gain (loss)	4,027,013
Net change in unrealized appreciation (depreciation) on:
Investments	(11,486,588)
Translation of other assets and liabilities denominated in foreign currencies	1,787,973
Net change in unrealized appreciation (depreciation)	(9,698,615)
Net realized and unrealized gain (loss)	(5,671,602)
Net increase (decrease) in net assets resulting from operations	4,037,361
Distributions to preferred shareholders from net investment income	(749,245)
Net increase (decrease) in net assets applicable to common shares resulting from operations	$3,288,116

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FRANKLIN LIMITED DURATION INCOME TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2014	Year Ended
	(unaudited)	March 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$9,708,963	$21,575,571
Net realized gain (loss) from investments, foreign currency transactions and swap
contracts	4,027,013	5,510,114
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	(9,698,615)	(374,750)
Distribution to preferred shareholders from net investment income	(749,245)	(1,498,482)
Net increase (decrease) in net assets applicable to common shares resulting from
operations	3,288,116	25,212,453
Distributions to common shareholders from net investment income	(10,573,245)	(23,508,029)
Capital share transactions from reinvestment of distributions: (Note 2)	—	52,099
Net increase (decrease) in net assets	(7,285,129)	1,756,523
Net assets applicable to common shares:
Beginning of period	385,388,058	383,631,535
End of period	$378,102,929	$385,388,058
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of period	$(1,461,469)	$152,058

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FRANKLIN LIMITED DURATION INCOME TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Limited Duration Income Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

Effective June 30, 2014, the Franklin Templeton Limited Duration Income Trust was renamed the Franklin Limited Duration Income Trust.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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FRANKLIN LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery and TBA Basis

The Fund purchases securities on a when-issued, delayed delivery, and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counter-parties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the coun-terparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000,

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FRANKLIN LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the

Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statement of Operations.

See Note 9 regarding other derivative information.

e. Restricted Cash

At September 30, 2014, the Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the coun-terparty broker and is reflected in the Statement of Assets and Liabilities.

f. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

The Fund is investing in mortgage dollar rolls as an alternate form of leverage. As a result, the mortgage dollar rolls are considered indebtedness or a “senior security” for purposes of the asset coverage requirements under the 1940 Act.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

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FRANKLIN LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of September 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At September 30, 2014, there were an unlimited number of shares authorized (without par value).

During the period ended September 30, 2014, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market. During the year ended March 31, 2014, there were 3,618 shares issued for $52,099 from reinvested distributions.

3. Auction Rate Preferred Shares

The Fund has outstanding 1,200 Preferred Shares Series M, 1,200 Preferred Shares Series W and 1,200 Preferred Shares Series F, each with a $25,000 liquidation preference totaling $90,000,000. Preferred Shares are senior to common shares and the Fund will not declare or pay any dividend on the common shares unless the Fund has declared or paid full cumulative dividends on the Preferred Shares through the most recent dividend date. Dividends to preferred shareholders are cumulative and are declared weekly, at rates established

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FRANKLIN LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Auction Rate Preferred Shares (continued) The Fund is required to maintain, on a weekly basis, a specified discounted value of its portfolio in compliance with through an auction process. The weekly auctions for Series M, guidelines established by Fitch Ratings and Moody’s Investor W and F have all failed during the period ended September 30, Services Inc., and is required to maintain asset coverage for the 2014; consequently, the dividend rate paid on the Preferred Preferred Shares of at least 200%.

Shares has moved to the maximum rate as defined in the prospectus. During the period ended September 30, 2014, the The Preferred Shares are redeemable by the Fund at any time dividends on Preferred Shares ranged from 1.618% to 1.624%. and are subject to mandatory redemption if the asset coverage or discounted value requirements are not met. During the period ended September 30, 2014, all requirements were met.

4. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:
Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.70% per year of the average daily managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the liquidation value of the Preferred Shares and other financial leverage.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily managed assets, and is not an additional expense of the Fund.

c. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted on the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

5. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended September 30, 2014, the custodian fees were reduced as noted in the Statement of Operations.

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FRANKLIN LIMITED DURATION INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At March 31, 2014, the Fund had capital loss carryforwards of $11,875,503 expiring in 2018.

At September 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$551,079,607

Unrealized appreciation	$9,331,665
Unrealized depreciation	(5,600,566)
Net unrealized appreciation (depreciation)	$3,731,099

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of mortgage dollar rolls, paydown losses, and swaps.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2014, aggregated $852,418,697 and $851,447,889, respectively.

8. Credit Risk and Defaulted Securities

At September 30, 2014, the Fund had 70.39% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At September 30, 2014, the value of this security was $1,685,000 representing 0.45% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.

9. Other Derivative Information

At September 30, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and		Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	$1,761,166	forward exchange contracts	$38,540

Credit contracts	Unrealized appreciation on		Unrealized depreciation on
	swap contracts	60,168	swap contracts	11,230

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Other Derivative Information (continued)

For the period ended September 30, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Change in
Unrealized
Derivative Contracts		Realized	Appreciation
Not Accounted for as		Gain (Loss)	(Depreciation)
Hedging Instruments	Statement of Operations Locations	for the Period	for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation
	of other assets and liabilities denominated in foreign currencies	$(199,651)	$1,803,074
Credit contracts	Net realized gain (loss) from swap contracts / Net change in
	unrealized appreciation (depreciation) on investments	126,005	(67,956)

For the year ended September 30, 2014, the average month end fair value of derivatives represented 0.21% of average month end net assets. The average month end number of open derivative contracts for the year was 43.

At September 30, 2014, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of Assets and Liabilities Presented
	in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$1,761,166	$38,540
Swap contracts	91,840	155,186
Total	$1,853,006	$193,726

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At September 30, 2014, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a]	Received	than zero)
Counterparty
CITI	$31,672	$(11,230)	$—	$—	$20,442
DBAB	1,414,558	(38,540)	—	(1,300,000)	76,018
FBCO	60,168	(60,168)	—	—	—
HSBC	38,623	—	—	—	38,623
JPHQ	307,985	—	(301,239)	—	6,746
Total	$1,853,006	$(109,938)	$(301,239)	$(1,300,000)	$141,829

[a]At September 30, 2014, the Fund received U.S. Treasury Notes as collateral for derivatives.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At September 30, 2014, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged[a]	than zero)
Counterparty
CITI	$11,230	$(11,230)	$—	$—	$—
DBAB	38,540	(38,540)	—	—	—
FBCO	143,956	(60,168)	—	(83,788)	—
Total	$193,726	$(109,938)	$—	$(83,788)	$—

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization.

See Note 1(d) regarding derivative financial instruments.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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FRANKLIN LIMITED DURATION INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Fair Value Measurements (continued)

A summary of inputs used as of September 30, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:a
Materials	$—	$277,500	$—		$277,500
Transportation	—	399,679	—		399,679
Corporate Bonds	—	184,953,648	—		184,953,648
Senior Floating Rate Interests	—	189,585,743	—		189,585,743
Foreign Government and Agency Securities	—	4,812,712	—		4,812,712
Asset-Backed Securities and Commercial Mortgage-Backed
Securities	—	42,490,446	910,000		43,400,446
Mortgage-Backed Securities	—	115,050,648	—		115,050,648
Municipal Bonds	—	4,344,390	—		4,344,390
Litigation Trust	—	—	—[b]		—[b]
Short Term Investments	11,682,611	303,329	—		11,985,940
Total Investments in Securities	$11,682,611	$543,128,095	$910,000	[b]	$554,810,706
Other Financial Instruments
Forward Exchange Contracts	$—	$1,761,166	$—		$1,761,166
Swap Contracts	—	60,168	—		60,168
Total Other Financial Instruments	$—	$1,821,334	$—		$1,821,334

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$38,540	$—		$38,540
Swap Contracts	—	11,230	—		11,230
Total Other Financial Instruments	$—	$49,770	$—		$49,770

[a]Includes common and convertible preferred stocks.
[b]Includes securities determined to have no value at September 30, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

11. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations
Counterparty		Currency	Selected Portfolio
CITI	Citibank N.A.	EUR Euro	CDO Collateralized Debt Obligation
DBAB	Deutsche Bank AG	GBP British Pound	CLO	Collateralized Loan Obligation
FBCO	Credit Suisse Group AG	KRW South Korean Won	FRN	Floating Rate Note
HSBC	HSBC Bank USA, N.A.	MYR Malaysian Ringgit	PIK	Payment-In-Kind
JPHQ	JP Morgan Chase & Co.	PLN Polish Zloty	SF	Single Family
			USD	Unified/Union School District

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FRANKLIN LIMITED DURATION INCOME TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by NYSE MKT’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semi-annual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended March 31, 2014. Additionally, the Fund expects to file, on or about November 28, 2014, such certifications with its Form N-CSRS for the six months ended September 30, 2014.

40 | Semiannual Report

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Semiannual Report
Franklin Limited Duration Income Trust
Formerly, Franklin Templeton
Limited Duration Income Trust

Investment Manager
Franklin Advisers, Inc.
(800) DIAL BEN® / 342-5236

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
P.O. Box 43006
Providence, RI 02940-3006
www.computershare.com/bnymfunds

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.	FTF S 11/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Mary C. Choksi, Michael Luttig, Larry D. Thompson and John B. Wilson.

Item 6. Schedule of Investments.          N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund's shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles  The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors.  The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies.  The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation.  A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.  The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure.  The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.  Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues.  The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance.  Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; and (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment

Company and Affiliated Purchasers.              N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Limited Duration Income Trust

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date November 25, 2014

By /s/GASTON GARDEY

Gaston Gardey

Chief Financial Officer and

Chief Accounting Officer

Date November 25, 2014